                                               [AIM LOGO APPEARS HERE]


                                               [PHOTO APPEARS HERE]


                                               AIM INTERMEDIATE GOVERNMENT FUND


                                                                  ANNUAL REPORT
                                                              DECEMBER 31, 1995

AIM INTERMEDIATE GOVERNMENT FUND

For shareholders who seek a high level of current income and relative price stability. The Fund invests in a portfolio of U.S. government securities.


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:
o AIM Intermediate Government Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares.
o In 1995, the Fund paid distributions for Class A and Class B shares of $0.705 and $0.627 per share, respectively.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any one particular security.
o Government securities, such as U.S. Treasury bills and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest. Fund shares are not insured and their value and yield will vary with market conditions.
o  Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:
o Lipper Analytical Services, Inc., is an independent mutual fund performance monitor. The unmanaged Lipper U.S. Intermediate Government Funds Index represents an average of the performance of the 30 largest intermediate government funds. The unmanaged Lipper U.S. Mortgage Funds Index represents an average of the performance of the 10 largest mortgage funds. The unmanaged Lipper General Bond Funds Index represents an average of the performance of the 10 largest general bond funds. The unmanaged Lipper Fixed-Income Funds Average represents an average of the performance of all fixed-income funds Lipper tracks. The unmanaged Lipper General Equity Funds Average represents an average of the performance of all general equity funds Lipper tracks.
o The Lehman Intermediate Government Bond Index is an unmanaged composite generally considered representative of intermediate U.S. Treasury and U.S. government agency securities.
o The Standard & Poor's 500 (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.
o An investment cannot be made in any indexes listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


      This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                                 A Message from
                                                                   the Chairman

                 Dear Fellow Shareholder:

                   In one of the best years for bonds on record, AIM
                 Intermediate Government Fund delivered the strongest
                 performance in its eight-year history. The Fund logged total returns for Class A and Class B shares of 16.28% and 15.22%,
  [PHOTO OF      respectively, for the 12 months ended December 31, 1995. Such
Charles T.       performance was enough to outperform the 14.62% return logged
  Bauer,         for the average intermediate government fund, as measured
Chairman of      by the Lipper U.S. Intermediate Government Funds Index.
the Board of       The Fund managed its strong showing in a record-breaking
 the Fund,       market that, for much of 1995,  was favored by ideal
APPEARS HERE]    conditions for bonds: declining interest rates, moderating economic growth, and mild inflation. Key to the Fund's performance was a balanced approach across all government sectors. A complete discussion of market conditions during the reporting period and the Fund's investment strategy appears on page 2 of this report.
   The Fund's attractive 30-day yield was 5.05% for Class A shares and 4.92% for Class B shares, based on maximum offering price as of December 31, 1995. The yield calculation reflects the yield to maturity of the securities in the portfolio, and includes both interest and amortization of any discount or premium to the face value of the securities.
   Effective in September, the trustees changed the Fund's name from AIM Government Securities Fund to AIM Intermediate Government Fund. There was no change in the Fund's overall investment strategy, although now the portfolio will maintain a dollar-weighted average maturity of between three and 10 years. AIM believes the new name more accurately characterizes the Fund's investment discipline within the U.S. government bond fund universe.
   Net assets in the Fund increased during the year to $237.6 million as of December 31, 1995. While the Fund's favorable market performance was largely responsible, significant credit for this increase goes to our shareholders who paid AIM the highest compliment with their continued support.
   Although it has been a good year for AIM Intermediate Government Fund, it is but one year. From a historic perspective, a repeat of the year's impressive performance by bond markets is unlikely. Therefore, even as we relish the success of a good year, we are already looking ahead.
   On a personal level,1996 has important investment implications for all of us. Clouds on the horizon in the form of the budget debate over retirement benefits such as Medicare and Social Security programs accentuate the need to build your own retirement nest egg, independent of any benefits which may--or may not--be available to you when the time comes. For many in the baby boomer generation, that's just 10 years away.
   Thank you for continuing to rely on AIM Intermediate Government Fund to help build your financial future. We are ready to respond to any questions or comments you may have about this report. Please call Client Services at 800-959-4246 during normal business hours. For automated account information 24 hours a day, call the AIM Investor Line toll-free at 800-246-5463.

Respectfully submitted,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

AIM INTERMEDIATE
GOVERNMENT FUND
OUTPERFORMED THE
AVERAGE
INTERMEDIATE GOVERNMENT
FUND IN 1995

AIM INTERMEDIATE
 GOVERNMENT FUND
  CLASS A SHARES
          16.28%

AIM INTERMEDIATE
 GOVERNMENT FUND
  CLASS B SHARES
          15.22%

     LIPPER U.S.
    INTERMEDIATE
GOVERNMENT FUNDS
    INDEX 14.62%

Fund total return performance is
compared to the performance of the
30 largest intermediate government
funds tracked by Lipper, excluding
all sales charges, and including fees
and expenses.

Management's
Discussion & Analysis


----------------
   Declining

 interest rates

  were the most

visible catalyst

  driving bond

 markets during

   the year
----------------


BONDS STAGE A DRAMATIC RECOVERY IN 1995

Sharply declining interest rates and mild inflation mixed the powerful recipe that launched one of the strongest rallies in bonds on record. The strength of the rally surprised many investors, coming on the heels of the disappointing performance of bonds in 1994.
   During 1995, general bond funds averaged total returns of 16.56%, as measured by the Lipper General Bond Funds Index. Such performance would be a strong showing for equity funds in a more typical year. Moreover, 1995 bond fund returns outdistanced those achieved in 1993, a vintage year for bond investors when interest rates fell to their lowest levels in a quarter-century.
   Falling interest rates were the most visible catalyst driving bond markets during the year. After boosting interest rates at a record clip in 1994, the Federal Reserve Board reversed its policy and eased interest rates twice in 1995. It was the first time the central bank had lowered rates since 1992.
   Bonds also attracted increased demand from foreign central banks during the year. The Federal Reserve Board reported that foreign bank custody holdings of U.S. Treasury securities rose 21% to more than $500 billion by the end of December.
   The bond market's rally was paced by a sharp drop in long-term yields, which saw the benchmark 30-year U.S. Treasury fall to 5.95% by year-end, from 7.88% at the close of 1994. According to Lipper Analytical Services, Inc., general U.S. government bond funds gained 16.79% for the year, closely followed by U.S. mortgage funds which rose 15.44%.
   Mortgage-backed securities were a step behind U.S. Treasuries during the year amid investor concerns that low interest rates would prompt homeowners to refinance their mortgages. Early repayment shortens the life of a mortgage security and reduces its overall return.
   In the final three months of the year, fixed-income funds actually outperformed equity funds. The Lipper Fixed-Income Funds Average gained 3.53% in the last quarter of 1995, compared to 3.05% for the Lipper General Equity Funds Average. The Lipper U.S. Intermediate Government Funds Index gained 3.72% for the quarter.
   As the year drew to a close, bond markets were anticipating yet another interest rate cut by the central bank and a credible budget compromise in Congress. In December, the 30-year U.S. Treasury bond yield was pushed below 6% for the first time since late 1993.
At year-end, economic conditions continued to favor bonds. Growth in the economy was predicted at a 2.5% annual rate for the fourth quarter, with inflation estimated at only 2.4%. Such modest growth helps lessen demand for borrowed funds and keeps interest rates down. It seemed a fitting finale for 1995, which ended triumphantly for investors with stocks at historic highs, bond yields the lowest since 1993, and the U.S. dollar on solid ground.

------------------------------------------------------------------------------------------------------------
MARKETS AT A GLANCE--YEAR-END YIELD COMPARISONS
------------------------------------------------------------------------------------------------------------

MORTGAGE MARKETS                                       U.S. TREASURY MARKETS
                                12/95       12/94                                      12/95        12/94
FREDDIE MAC HOME LOANS
30-Year Fixed                   7.25%       9.39%       1-Year Treasury Bills          5.132%       7.162%
1-Year Adjustable               5.375       6.375       2-Year Treasury Notes          5.150        7.690
                                                        3-Year Treasury Notes          5.208        7.778
FANNIE MAE HOME LOAN                                    5-Year Treasury Notes          5.374        7.827
30-Year Fixed                   7.22%       9.28%      10-Year Treasury Notes          5.570        7.827
1-Year Adjustable               6.15        8.40       30-Year Treasury Bonds          5.949        7.876
------------------------------------------------------------------------------------------------------------

Source: Barron's

             See important Fund disclosure on inside front cover.

                                                                   Management's
                                                          Discussion & Analysis

YOUR INVESTMENT PORTFOLIO AIM
AIM Intermediate Government Fund delivered its strongest year since its inception in 1987, thanks to a disciplined investment strategy which took full advantage of the dramatic rise in prices for government securities in 1995. Remember to keep in mind, the Fund's portfolio composition is subject to change and there is no guarantee the Fund will continue to hold any particular security mentioned in this report.
   The yield curve steepened during the reporting year, as shown by the spread between two-year and 30-year U.S. Treasury securities which increased from less than 20 basis points to almost 80 basis points. (A basis point is 1/100 of a percentage point.) The yield on the 10-year U.S. Treasury note declined from 7.827% to 5.570%, and that decline of more than 200 basis points led to a significant increase in mortgage prepayments and a widening of pass-through spreads. Mortgage refinancing, which started the year at only 15% of total volume, comprised 44% by year-end.
   The Fund maintained its balanced approach to the government markets, but with increasing expectations of a slowing economy and an outlook for lower interest rates, moved to overweight treasury securities versus mortgage securities. Average weighted maturity was extended to just under eight years, and duration to almost four years.
   Positions in U.S. Treasury securities were increased, particularly in the one- to three-year maturity range. With the sharp decline in yields, intermediate-term U.S. Treasury notes were among the best performing sectors among government securities during the year. Investments in mortgage-backed securities were reduced during the year as prepayment concerns contributed to price pressures for those securities.
   For mortgage loan resalers and repackagers, the decline in interest rates fueled the supply in low-cost mortgages. Federal National Mortgage Association (Fannie Mae), a principal mortgage-loan resaler, reported a 15% increase in fourth quarter earnings, thanks to lower borrowing costs for the agency and increased investor demand for mortgages. Federal Home Loan Mortgage Corp. (Freddie Mac), a major mortgage loan repackager, reported its ninth consecutive year of record earnings, largely due to strong growth in its mortgage portfolio.
   At year-end, the Fund had approximately 47% of its assets in mortgage-backed securities, 31% in U.S. Treasury securities, and 16% in U.S. agency securities. The remaining assets were invested in cash and cash-equivalent securities.
   Standard & Poor's Corporation, a widely known credit rating agency, assigned the Fund its highest possible rating of AAAf for credit quality. These ratings are historical and are based on an annual analysis of the Fund's credit quality, composition, and management.

OUTLOOK FOR THE FUTURE
Most analysts and market watchers agree: 1995 will be a hard act to follow.
To trigger similar returns in 1996, the yield on the bellwether 30-year
U.S. Treasury bond would have to decline to just over 4%, a level not seen in 30 years. However, a decline to 5.75% for that same bond would generate a solid total return of about 12%.
   At this writing, the bond market appears to be extending its rally into the new year. Slow-to-moderate economic growth and receding inflation have fueled speculation that interest rates could decline even further. The central bank recently lowered short-term interest rates by 0.25%, a move apparently anticipated by investors given the current slope of the U.S. Treasury yield curve.
   Rather than try to determine the future direction of interest rates and financial markets, AIM Intermediate Government Fund continues its focus on generating optimal current income with reasonable risk. We believe our commitment to this time-tested strategy will best serve our shareholders over the long term.

PORTFOLIO COMPOSITION
(As of 12/31/95)

MORTGAGE OBLIGATIONS

FEDERAL NATIONAL
MORTGAGE ASSN.                   51%

FEDERAL HOME LOAN
MORTGAGE CORP.                   28%

GOVERNMENT NATIONAL
MORTGAGE ASSN.                   21%

             See important Fund disclosure on inside front cover.

Long-term
Performance

GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
For periods ended December 31, 1995

                         Without         With
                      Sales Charge    Sales Charge
                      ------------    ------------
CLASS A SHARES
  1 Year                 16.28%          10.74%
  5 Years                 7.61            6.56
Inception (4/28/87)       7.99            7.39

CLASS B SHARES
 1 Year                  15.22%          10.22%
Inception (9/7/93)        4.34            3.20

--------------------------------------------------

          AIM INTERMEDIATE GOVERNMENT                 AIM INTERMEDIATE GOVERNMENT              LEHMAN BROS. INTERMEDIATE
        FUND CLASS A SHARES (W/O SALES CHARGE)     FUND CLASS A SHARES (W/SALES CHARGE)             GOVT. BOND INDEX

4/87                $10,000                                     $9,524                                  $10,000
12/87                10,418                                      9,922                                   10,424
12/88                11,088                                     10,560                                   11,091
12/89                12,339                                     11,752                                   12,498
12/90                13,498                                     12,855                                   13,690
12/91                15,250                                     14,524                                   15,620
12/92                16,204                                     15,432                                   16,704
12/93                17,350                                     16,524                                   18,068
12/94                16,753                                     15,955                                   17,751
12/95                19,480                                     18,552                                   20,314

          Past performance cannot guarantee comparable future results.

Source: Towers Data Systems HYPO(R)

An investment cannot be made in any indexes listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges
   The performance of Class B shares will differ from that of Class A shares due to differing fees and expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover of this report.

---------------------

   Your financial

consultant can assist

you in developing an

  asset allocation

strategy and select

  the appropriate

investments to help

   you meet your

    long-term

 investment goals.

---------------------

ASSET ALLOCATION HELPS YOU MANAGE
YOUR INVESTMENTS IN CHANGING MARKETS

Every mutual fund investor would like to invest in a market that only goes up--a tide that floats all ships. The truth is, markets also decline. But market changes do not affect all investments the same way--some investments may benefit from a market trend when others do not.
   And market changes are not the only factors an investor must manage. As you can see in the box below, Investment Risk Takes Many Forms, there are a number of important considerations with every investment.
   To manage these changing conditions, investors have learned to diversify their assets across a wide variety of investments. For most investors, mutual funds offer convenient and affordable methods to diversify their assets. For as little as $500, an investor has access to a portfolio of hundreds of professionally selected securities.
   When you invest in more than one fund, you increase the level of diversification. You also gain another important benefit. Since mutual funds are managed according to specific investment objectives, such as growth or income, you can invest in mutual funds with different investment objectives to create a personalized investment plan which suits your unique financial objectives. This investment strategy is called asset allocation.
   Mutual fund investors tend to seek growth, or current income, or some combination of both. Generally, investors who choose to assume more investment risk get the potential for a higher return. With asset allocation, you can fine-tune your investment plan to be more conservative, or more aggressive, depending on your personal financial goals and risk tolerances.

-------------------------------------------------------------------------------

INVESTMENT RISK TAKES MANY FORMS:

MARKET RISK. The prices of some investments will fluctuate according to changes in the market.

INTEREST RATE RISK. The value of some investments, such as fixed-income securities, will rise and fall as interest rates change.

REINVESTMENT RISK. When interest rates fall, investors face the possibility that investment income can not be reinvested at higher rates previously available.

INFLATION RISK. Inflation can cause the value of some investments to erode as the cost of living increases.

CURRENCY EXCHANGE RISK. Investments valued in U.S. dollars will rise and fall according to the dollar's value against other world currencies.

CHANGING JOBS OR
RETIRING SOON?
If you receive a lump-sum distribution, you can keep your money working tax deferred and avoid a mandatory 20% withholding tax by transferring your assets directly into an AIM IRA. You need simply to complete AIM's IRA transfer form.

WANT TO START AN AIM IRA?
Contact your financial consultant or AIM for the AIM IRA kit. It includes the information and forms you need to get started.

WANT TO ADD TO YOUR EXISTING AIM IRA?
Simply mail your check payable to the AIM fund in which you have your IRA and include your account number on the check. Mail it to A I M Fund Services, Inc., Box 4739, Houston, TX 77210-4739.


LONG-TERM INCOME TAX DEFERRAL:
A BIG BOOST TO RETURNS ON AN IRA

Although the rules regarding deductibility of Individual Retirement Account
(IRA) contributions have been tightened, the important thing about an IRA is not the tax deduction but the tax-deferred compounding of the earnings on your investment. Over time, tax-deferred compounding can be a very powerful investment tool.
   In the example shown in the table, an investor puts $2,000 per year into two accounts, each averaging 7.5% total return per year. In one, the earnings are taxed; in the other, an IRA, the earnings are untaxed. At the end of year one, the difference between the two accounts is only $42. But after 20 years, the difference is $20,381.
   Of course, eventually you will be taxed on the money you withdraw from your retirement account. But if you leave your IRA investments alone until you retire and then withdraw only the amount of income you need, the paid-out amount will be subject to the applicable ordinary income tax while the balance of your retirement account remains tax deferred. Also, if you wait until retirement to begin making withdrawals, by then you may qualify for a lower tax bracket.


Money withdrawn early from an IRA (before age 59-1/2) is usually subject to a 10% tax penalty.
   At age 70-1/2 you are required to begin making withdrawals from your IRA. Failure to do so has significant tax penalties. The IRS has established minimum required withdrawals.

--------------------------------------------------------------------------------
THE IMPACT OF TAX DEFERRAL ON AN INVESTMENT PLAN
--------------------------------------------------------------------------------
$2,000 per year at 7.5% annual total return, all earnings reinvested

        TOTAL VALUE OF INVESTMENT

        AT END OF:        TAXED AT 28%  TAX-DEFERRED
        ----------        ------------  ------------
        1 Year              $ 2,108       $ 2,150
        3 Years             $ 6,672       $ 6,946
        5 Years             $11,742       $12,488
       10 Years             $27,015       $30,416
       15 Years             $46,881       $56,155
       20 Years             $72,724       $93,105

The 7.5% rate of return is a conservative assumption. During the 20 years ended 12/31/95, for example, the unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) delivered total average annual return of 14.55%. The 28% tax bracket is a standard tax bracket per the IRS, 1995. This example is hypothetical and is not intended to represent the performance of any AIM fund.
--------------------------------------------------------------------------------
         The information presented here does not constitute tax advice.

                                                                      Financials

SCHEDULE OF INVESTMENTS

December 31, 1995

 PRINCIPAL
  AMOUNT                                                                         MARKET VALUE
               U.S. GOVERNMENT AGENCIES-70.46%

               FEDERAL FARM CREDIT BANK-2.81%

$ 6,000,000    11.90%, 10/20/97                                                  $ 6,673,800
---------------------------------------------------------------------------------------------

               FEDERAL HOME LOAN BANK-4.27%

               Medium term notes
  4,000,000    7.31%, 07/06/01                                                     4,304,200
---------------------------------------------------------------------------------------------
  2,500,000    7.78%, 10/19/01                                                     2,765,850
---------------------------------------------------------------------------------------------
  2,800,000    7.36%, 07/01/04                                                     3,074,092
---------------------------------------------------------------------------------------------
                                                                                  10,144,142
---------------------------------------------------------------------------------------------

               FEDERAL HOME LOAN MORTGAGE CORPORATION-15.00%

               Pass through certificates
  9,675,526    9.00%, 12/01/05 to 09/01/20                                        10,167,149
---------------------------------------------------------------------------------------------
     46,522    8.00%, 07/01/06 to 12/01/06                                            48,281
---------------------------------------------------------------------------------------------
  3,132,104    8.50%, 07/01/07 to 04/01/25                                         3,269,961
---------------------------------------------------------------------------------------------
  4,732,089    10.50%, 09/01/09 to 01/01/21                                        5,186,750
---------------------------------------------------------------------------------------------
     71,263    10.00%, 11/01/11 to 02/01/16                                           77,586
---------------------------------------------------------------------------------------------
     39,457    12.00%, 02/01/13                                                       44,055
---------------------------------------------------------------------------------------------
  3,000,097    7.00%, 06/01/24                                                     3,029,108
---------------------------------------------------------------------------------------------
 12,974,513    9.50%, 04/01/25                                                    13,809,552
---------------------------------------------------------------------------------------------
                                                                                  35,632,442
---------------------------------------------------------------------------------------------

               FEDERAL NATIONAL MORTGAGE ASSOCIATION-37.27%

               Debentures
  3,000,000    9.35%, 02/12/96                                                     3,014,430
---------------------------------------------------------------------------------------------
  5,000,000    9.55%, 11/10/97                                                     5,371,650
---------------------------------------------------------------------------------------------
  4,000,000    8.20%, 03/10/98                                                     4,236,920
---------------------------------------------------------------------------------------------
  3,500,000    8.625%, 11/10/04                                                    3,827,390
---------------------------------------------------------------------------------------------
  4,500,000    8.50%, 02/01/05                                                     4,926,780
---------------------------------------------------------------------------------------------
  3,000,000    7.875%, 02/24/05                                                    3,422,130
---------------------------------------------------------------------------------------------
               Pass through certificates
     55,403    8.50%, 01/01/07 to 03/01/07                                            57,844
---------------------------------------------------------------------------------------------
  2,935,647    7.00%, 09/01/25                                                     2,961,276
---------------------------------------------------------------------------------------------
  2,939,425    7.50%, 06/01/25                                                     3,013,793
---------------------------------------------------------------------------------------------
  4,018,870    9.00%, 04/01/25 to 05/01/25                                         4,234,804
---------------------------------------------------------------------------------------------
 12,652,613    10.00%, 07/01/20 to 08/01/20                                       13,897,883
---------------------------------------------------------------------------------------------
  2,115,052    10.50%, 03/01/14 to 07/01/19                                        2,336,434
---------------------------------------------------------------------------------------------
  4,746,563    9.50%, 07/01/16 to 08/01/22                                         5,086,179
---------------------------------------------------------------------------------------------
    934,115    8.00%, 03/01/25                                                       967,667
---------------------------------------------------------------------------------------------
 15,000,000    8.00%, 01/16/26 TBA(a)                                             15,548,438
---------------------------------------------------------------------------------------------
 15,000,000    8.50%, 01/18/26 TBA(a)                                             15,665,625
---------------------------------------------------------------------------------------------
                                                                                  88,569,243
---------------------------------------------------------------------------------------------

               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-11.11%

               Pass through certificates
  4,292,410    9.00%, 10/15/08 to 11/15/21                                         4,573,885
---------------------------------------------------------------------------------------------
  3,169,596    9.50%, 06/15/09 to 12/15/20                                         3,430,149
---------------------------------------------------------------------------------------------
  9,233,277    10.00%, 11/15/09 to 07/15/24                                       10,176,302
---------------------------------------------------------------------------------------------

Financials

 PRINCIPAL
  AMOUNT                                                                        MARKET VALUE
               Pass through certificates (continued)

$   345,649    11.00%, 12/15/09 to 12/15/15                                      $   388,095
--------------------------------------------------------------------------------------------
    585,603    13.50%, 07/15/10 to 04/15/15                                          681,671
--------------------------------------------------------------------------------------------
    305,460    12.50%, 11/15/10                                                      351,654
--------------------------------------------------------------------------------------------
    637,065    13.00%, 01/15/11 to 05/15/15                                          738,185
--------------------------------------------------------------------------------------------
  1,074,738    12.00%, 01/15/13 to 07/15/15                                        1,226,523
--------------------------------------------------------------------------------------------
  2,679,547    10.50%, 07/15/13 to 10/15/21                                        2,977,251
--------------------------------------------------------------------------------------------
  1,784,715    8.00%, 03/15/23                                                     1,863,885
--------------------------------------------------------------------------------------------
                                                                                  26,407,600
--------------------------------------------------------------------------------------------
                   Total U.S. Government Agencies                                167,427,227
--------------------------------------------------------------------------------------------

               U.S. TREASURY SECURITIES-34.77%

               U.S. TREASURY NOTES & BONDS-33.97%

  5,000,000    9.375%, 04/15/96                                                    5,057,600
--------------------------------------------------------------------------------------------
  1,000,000    8.625%, 08/15/97                                                    1,052,970
--------------------------------------------------------------------------------------------
  7,000,000    8.875%, 11/15/97                                                    7,451,080
--------------------------------------------------------------------------------------------
  6,000,000    9.25%, 08/15/98                                                     6,581,580
--------------------------------------------------------------------------------------------
  3,000,000    7.75%, 11/30/99                                                     3,251,580
--------------------------------------------------------------------------------------------
 10,000,000    6.50%, 05/15/05                                                    10,653,900
--------------------------------------------------------------------------------------------
 13,500,000    7.25, 05/15/16 to 08/15/22                                         15,536,155
--------------------------------------------------------------------------------------------
 16,000,000    7.50%, 11/15/16 to 11/15/24                                        18,951,560
--------------------------------------------------------------------------------------------
  4,000,000    8.125%, 08/15/19                                                    5,035,720
--------------------------------------------------------------------------------------------
  4,000,000    7.625%, 02/15/25                                                    4,889,200
--------------------------------------------------------------------------------------------
  2,000,000    6.875%, 08/15/25                                                    2,257,620
--------------------------------------------------------------------------------------------
                                                                                  80,718,965
--------------------------------------------------------------------------------------------

               U.S. TREASURY STRIPS-0.80%(b)

  1,000,000    6.80%, 11/15/18                                                       241,000
--------------------------------------------------------------------------------------------
  7,000,000    6.71%, 02/15/19                                                     1,660,400
--------------------------------------------------------------------------------------------
                                                                                   1,901,400
--------------------------------------------------------------------------------------------
                   Total U. S. Treasury Securities                                82,620,365
--------------------------------------------------------------------------------------------

               REPURCHASE AGREEMENT-6.35%(c)

               Daiwa Securities America Inc.
 15,076,782    5.92%, 01/02/96(d)                                                 15,076,782
--------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS-111.58%                                         265,124,374
--------------------------------------------------------------------------------------------
               OTHER ASSETS LESS LIABILITIES-(11.58%)                            (27,506,669)
--------------------------------------------------------------------------------------------
               NET ASSETS-100.00%                                               $237,617,705
============================================================================================

Notes to Schedule of Investments:

(a) At 12/31/95, cost of securities purchased on a when-issued basis totalled $31,117,969. These securities are also subject to dollar roll transactions. See Note 1, Section C of Notes to Financial Statements.

(b) U.S. Treasury STRIPS are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

(c) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds managed by the investment advisor.

(d) Joint repurchase agreement entered into 12/29/95 with a maturing value of $646,679,181. Collateralized by $537,995,000 U.S. Treasury obligations, 7.875% to 11.25% due 11/15/07 to 02/15/15.

Abbreviations:

TBA-To Be Announced

See Notes to Financial Statements.

                                                                     Financials
STATEMENT OF ASSETS AND LIABILITIES

December 31, 1995

ASSETS:

Investments, at market value (cost $254,158,535)                             $265,124,374
-----------------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                              1,506,965
-----------------------------------------------------------------------------------------
  Interest                                                                      3,050,406
-----------------------------------------------------------------------------------------
Investment for deferred compensation plan                                          16,279
-----------------------------------------------------------------------------------------
Other assets                                                                      117,790
-----------------------------------------------------------------------------------------
    Total assets                                                              269,815,814
-----------------------------------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                                                        31,117,969
-----------------------------------------------------------------------------------------
  Fund shares redeemed                                                            352,050
-----------------------------------------------------------------------------------------
  Dividends                                                                       344,882
-----------------------------------------------------------------------------------------
  Deferred compensation plan                                                       16,279
-----------------------------------------------------------------------------------------
Accrued advisory fees                                                              98,006
-----------------------------------------------------------------------------------------
Accrued administrative service fees                                                 4,767
-----------------------------------------------------------------------------------------
Accrued distribution fees                                                         164,601
-----------------------------------------------------------------------------------------
Accrued transfer agent fees                                                        38,089
-----------------------------------------------------------------------------------------
Accrued operating expenses                                                         61,466
-----------------------------------------------------------------------------------------
    Total liabilities                                                          32,198,109
-----------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                                  $237,617,705
=========================================================================================

NET ASSETS:

Class A                                                                      $176,318,099
=========================================================================================
Class B                                                                      $ 61,299,606
=========================================================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                                                        18,174,801
=========================================================================================
Class B                                                                         6,324,677
=========================================================================================
Class A:
  Net asset value and redemption price per share                             $       9.70
=========================================================================================
  Offering price per share:
    (Net asset value of $9.70 divided by 95.25%)                             $      10.18
=========================================================================================
Class B:
  Net asset value and offering price per share                               $       9.69
=========================================================================================

See Notes to Financial Statements.

                                                                                        9

Financials

STATEMENT OF OPERATIONS

For the year ended December 31, 1995

INVESTMENT INCOME:

Interest                                                                     $17,039,564
----------------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                                    996,681
----------------------------------------------------------------------------------------
Custodian fees                                                                    62,116
----------------------------------------------------------------------------------------
Distribution fees -- Class A                                                     403,858
----------------------------------------------------------------------------------------
Distribution fees -- Class B                                                     377,931
----------------------------------------------------------------------------------------
Administrative service fees                                                       71,765
----------------------------------------------------------------------------------------
Interest                                                                         215,956
----------------------------------------------------------------------------------------
Professional fees                                                                 98,885
----------------------------------------------------------------------------------------
Transfer agent fees -- Class A                                                   251,364
----------------------------------------------------------------------------------------
Transfer agent fees -- Class B                                                    66,583
----------------------------------------------------------------------------------------
Trustees' fees                                                                     7,461
----------------------------------------------------------------------------------------
Other                                                                            118,064
----------------------------------------------------------------------------------------
    Total expenses                                                             2,670,664
----------------------------------------------------------------------------------------
Net investment income                                                         14,368,900
----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES:

Net realized gain (loss) on sales of investment securities                    (1,382,949)
----------------------------------------------------------------------------------------
Unrealized appreciation of investment securities                              16,712,997
----------------------------------------------------------------------------------------
  Net gain on investment securities                                           15,330,048
----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                       $29,698,948
=========================================================================================

See Notes to Financial Statements.

                                                                     Financials

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1995 and 1994

                                                                1995               1994
OPERATIONS:

  Net investment income                                     $ 14,368,900        $10,649,346
-------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment
    securities                                                (1,382,949)       (10,486,627)
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                16,712,997         (5,639,126)
-------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from
    operations                                                29,698,948         (5,476,407)
-------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                    (11,460,957)        (7,962,122)
-------------------------------------------------------------------------------------------
  Class B                                                     (2,319,847)          (834,681)
-------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                             --           (652,519)
-------------------------------------------------------------------------------------------
  Class B                                                             --            (80,521)
-------------------------------------------------------------------------------------------
Return of capital:
  Class A                                                       (693,899)        (1,369,875)
-------------------------------------------------------------------------------------------
  Class B                                                       (162,343)          (165,673)
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      5,708,304         33,619,200
-------------------------------------------------------------------------------------------
  Class B                                                     35,091,651         18,932,857
-------------------------------------------------------------------------------------------
    Net increase in net assets                                55,861,857         36,010,259
-------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                        181,755,848        145,745,589
-------------------------------------------------------------------------------------------
  End of period                                             $237,617,705       $181,755,848
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                             $239,433,094       $196,716,205
-------------------------------------------------------------------------------------------
  Undistributed net investment income                            (12,778)           159,155
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities                                    (12,768,450)        (9,372,354)
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                10,965,839         (5,747,158)
-------------------------------------------------------------------------------------------
                                                            $237,617,705       $181,755,848
===========================================================================================


See Notes to Financial Statements.

Financials

NOTES TO FINANCIAL STATEMENTS

December 31, 1995

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM Intermediate Government Fund (the "Fund") (formerly AIM Government Securities Fund) is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers two different classes of shares: the Class A shares and the Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. The Fund's investment objective is to seek to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the United States Government. Information presented in these financial statements pertains only to the Fund.
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations - Debt obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities, and instrumentalities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential. Securities for which market prices are not provided by the pricing service are valued at the mean between the last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividends to shareholders are declared daily and are paid monthly.
      On December 31, 1995, $760,029 was reclassified from undistributed net realized gain to undistributed net investment income as a result of permanent book/tax differences due to the differing book/tax treatment for principal paydown losses on mortgage-backed securities. In addition, $856,242 was reclassified from undistributed net investment income to paid-in capital, consisting of $760,029 mentioned above and $96,213 of distributions in excess of net investment income. On December 31, 1995, undistributed net realized loss was increased and shares of beneficial interest increased by $2,773,176 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Reverse Repurchase Agreements and Dollar Roll Transactions - A reverse repurchase agreement involves the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed-upon price and date. Proceeds from reverse repurchase agreements are treated as borrowings. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities will subsequently be repurchased as specified in the agreements.
     The Fund may also engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be

                                                                    Financials
   collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.
      Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Fund will limit its borrowings from banks, reverse repurchase agreements and dollar roll transactions to an aggregate of 33-1/3% of its total assets at the time of investment. The Fund will not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $12,521,212 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2003. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.
E. Expenses - Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at an annual rate of 0.50% of the first $200 million of the Fund's average daily net assets, plus 0.40% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.35% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.30% of the Fund's average daily net assets in excess of $1 billion. This agreement requires AIM to reduce its fees or, if necessary, make payments to the Fund to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale.
   The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1995, AIM was reimbursed $71,765 for such services.
   The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 1995, the Fund paid AFS $185,603 for such services.
   The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and Class B shares of the Fund. The Trust has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan")(collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the

Financials
respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designated portion of
(a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the year ended December 31, 1995, the Class A shares and the Class B shares paid AIM Distributors $403,858 and $377,931, respectively, as compensation under the Plans.
   AIM Distributors received commissions of $144,669 from sales of the Class A shares of the Fund during the year ended December 31, 1995. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1995, AIM Distributors received $101,233 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
   During the year ended December 31, 1995, the Fund paid legal fees of $3,146 for services rendered by Kramer, Levin, Naftalis, Nessen, Kamin & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4 - BANK BORROWINGS

The Fund has a $3,200,000 committed line of credit with a financial institution syndicate with Chemical Bank of New York as the administrative agent. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the period July 20, 1995 (effective date of line of credit agreement) through December 31, 1995, the Fund did not borrow under the line of credit agreement. The Fund is charged a commitment fee, payable quarterly, at the rate of 1/10 of 1% per annum on the unused balance of the Fund's commitment line.

NOTE 5 - INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1995 was $322,679,539 and $263,743,534, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of December 31, 1995 is as follows:

Aggregate unrealized appreciation of investment securities              $10,864,062
-----------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                (80,427)
-----------------------------------------------------------------------------------
Net unrealized appreciation of investment securities                    $10,783,635
===================================================================================

Cost of investments for tax purposes is $254,340,739.

NOTE 6 - SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1995 and 1994 were as follows:

                                              1995                      1994
                                     ----------------------    ----------------------
                                      SHARES       VALUE        SHARES       VALUE
                                     --------    ----------    --------    ----------
Sold:
  Class A                            5,766,866   $54,292,965   9,095,532  $84,555,557
----------------------------------   ------------------------------------------------
  Class B                            4,740,977    44,702,493   2,442,865   23,125,558
----------------------------------   ------------------------------------------------
Issued as reinvestment of
  dividends:
  Class A                              993,993     9,337,931     815,446    7,649,630
----------------------------------   ------------------------------------------------
  Class B                              172,523     1,627,255      72,145      670,468
----------------------------------   ------------------------------------------------
Reacquired:
  Class A                           (6,189,567)  (57,922,592) (6,202,526) (58,585,987)
----------------------------------   ------------------------------------------------
  Class B                           (1,194,246)  (11,238,097)   (523,327)  (4,863,169)
----------------------------------   ------------------------------------------------
                                     4,290,546   $40,799,955   5,700,135  $52,552,057
==================================   ================================================

NOTE 7 - FINANCIAL HIGHLIGHTS

Shown below are the condensed financial highlights for a Class A share outstanding during the eight-year period ended December 31, 1995 and the period April 28, 1987 (date operations commenced) through December 31, 1987 and for a Class B share outstanding during the two-year period ended December 31, 1995 and the period September 7, 1993 (date sales commenced) through December 31, 1993.

CLASS A:                                            1995          1994          1993        1992(a)         1991         1990
                                                  --------      --------      --------      --------      --------      -------
Net asset value, beginning of period              $   8.99      $  10.05      $  10.19      $  10.34      $   9.95      $  9.91
----------------------------------------------    --------      --------      --------      --------      --------      -------
Income from investment operations:
 Net investment income                                0.69          0.68          0.74          0.77          0.82         0.87
----------------------------------------------    --------      --------      --------      --------      --------      -------
 Net gains (losses) on securities (both
   realized and unrealized)                           0.73         (1.02)        (0.04)        (0.15)         0.41         0.01
----------------------------------------------    --------      --------      --------      --------      --------      -------
   Total from investment operations                   1.42         (0.34)         0.70          0.62          1.23         0.88
----------------------------------------------    --------      --------      --------      --------      --------      -------
Less distributions:
 Dividends from net investment income                (0.67)        (0.58)        (0.70)        (0.74)        (0.84)       (0.84)
----------------------------------------------    --------      --------      --------      --------      --------      -------
 Distributions from net realized capital gains          --         (0.04)        (0.14)        (0.03)           --           --
----------------------------------------------    --------      --------      --------      --------      --------      -------
 Distributions from capital                          (0.04)        (0.10)           --            --            --           --
----------------------------------------------    --------      --------      --------      --------      --------      -------
   Total distributions                               (0.71)        (0.72)        (0.84)        (0.77)        (0.84)       (0.84)
----------------------------------------------    --------      --------      --------      --------      --------      -------
Net asset value, end of period                    $   9.70      $   8.99      $  10.05      $  10.19      $  10.34      $  9.95
==============================================    ========      ========      ========      ========      ========      =======
Total return(b)                                      16.28%        (3.44)%        7.07%         6.26%        12.98%        9.39%
==============================================    ========      ========      ========      ========      ========      =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $176,318      $158,341      $139,586      $123,484      $101,409      $61,463
==============================================    ========      ========      ========      ========      ========      =======
Ratio of expenses to average net assets
 (exclusive of interest expense)(d)                   1.08%(c)      1.04%         1.00%         0.98%         1.00%        1.00%
==============================================    ========      ========      ========      ========      ========      =======
Ratio of net investment income to average net
 assets(e)                                            7.36%(c)      7.34%         7.08%         7.53%         8.15%        8.85%
==============================================    ========      ========      ========      ========      ========      =======
Portfolio turnover rate                                140%          109%          110%           42%           26%          16%
==============================================    ========      ========      ========      ========      ========      =======

CLASS A:                                          1989         1988         1987
                                                -------      -------      -------
Net asset value, beginning of period            $  9.70      $  9.92      $ 10.00
----------------------------------------------  -------      -------      -------
Income from investment operations:
 Net investment income                             0.90         0.89         0.55
----------------------------------------------  -------      -------      -------
 Net gains (losses) on securities (both
   realized and unrealized)                        0.15        (0.27)       (0.14)
----------------------------------------------  -------      -------      -------
   Total from investment operations                1.05         0.62         0.41
----------------------------------------------  -------      -------      -------
Less distributions:
 Dividends from net investment income             (0.84)       (0.84)       (0.49)
----------------------------------------------  -------      -------      -------
 Distributions from net realized capital gains       --           --           --
----------------------------------------------  -------      -------      -------
 Distributions from capital                          --           --           --
----------------------------------------------  -------      -------      -------
   Total distributions                            (0.84)       (0.84)       (0.49)
----------------------------------------------  -------      -------      -------
Net asset value, end of period                  $  9.91      $  9.70      $  9.92
==============================================  =======      =======      =======
Total return(b)                                   11.28%        6.43%        4.18%
==============================================  =======      =======      =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $57,077      $48,372      $28,052
==============================================  =======      =======      =======
Ratio of expenses to average net assets
 (exclusive of interest expense)(d)                1.00%        1.00%        1.20%(f)
==============================================  =======      =======      =======
Ratio of net investment income to average net
 assets(e)                                         9.10%        9.11%        8.64%(f)
==============================================  =======      =======      =======
Portfolio turnover rate                              15%          15%          35%
==============================================  =======      =======      =======

(a) The Fund changed investment advisors on June 30, 1992.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average net assets of $161,543,053.
(d) Ratios of expenses to average net assets prior to reduction of advisory fee and expense reimbursement were 1.05%, 1.04%, 1.04%, 1.10%, 1.13%, 1.08% and
    1.08% for 1994-88, respectively.
(e) Ratios of net investment income to average net assets prior to reduction of advisory fee and expense reimbursement were 7.32%, 7.04%, 7.48%, 8.05%, 8.72%, 9.03% and 9.03% for 1994-88, respectively.
(f) Annualized.

                                         CLASS B:                                              1995         1994         1993
                                                                                              -------      -------      -------
Net asset value, beginning of period                                                          $  8.99      $ 10.04      $ 10.44
-------------------------------------------------------------------------------------------   -------      -------      -------
Income from investment operations:
 Net investment income                                                                           0.63         0.61         0.21
-------------------------------------------------------------------------------------------   -------      -------      -------
 Net gains (losses) on securities (both realized and unrealized)                                 0.70        (1.02)       (0.27)
-------------------------------------------------------------------------------------------   -------      -------      -------
   Total from investment operations                                                              1.33        (0.41)       (0.06)
-------------------------------------------------------------------------------------------   -------      -------      -------
Less distributions:
 Dividends from net investment income                                                           (0.59)       (0.50)       (0.20)
-------------------------------------------------------------------------------------------   -------      -------      -------
 Distributions from net realized capital gains                                                     --        (0.04)       (0.14)
-------------------------------------------------------------------------------------------   -------      -------      -------
 Distributions from capital                                                                     (0.04)       (0.10)          --
-------------------------------------------------------------------------------------------   -------      -------      -------
   Total distributions                                                                          (0.63)       (0.64)       (0.34)
-------------------------------------------------------------------------------------------   -------      -------      -------
Net asset value, end of period                                                                $  9.69      $  8.99      $ 10.04
===========================================================================================   =======      =======      =======
Total return(a)                                                                                 15.22%       (4.13)%      (0.52)%
===========================================================================================   =======      =======      =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                                      $61,300      $23,415      $ 6,160
===========================================================================================   =======      =======      =======
Ratio of expenses to average net assets (exclusive of interest expense)(c)                       1.86%(b)     1.82%        1.71%(e)
===========================================================================================   =======      =======      =======
Ratio of net investment income to average net assets(d)                                          6.58%(b)     6.56%        6.37%(e)
===========================================================================================   =======      =======      =======
Portfolio turnover rate                                                                           140%         109%         110%
===========================================================================================   =======      =======      =======

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are based on average net assets of $37,793,057.
(c) Ratio of expenses to average net assets prior to reduction of advisory fee and expense reimbursement for the year ended December 31, 1994 and the period ended December 31, 1993 were 1.87% and 2.18% (annualized), respectively.
(d) Ratio of net investment income to average net assets prior to reduction of advisory fee and expense reimbursement for the year ended December 31, 1994 and the period ended December 31, 1993 were 6.50% and 5.90% (annualized), respectively.
(e) Annualized.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders of
AIM Intermediate Government Fund:

We have audited the accompanying statement of assets and liabilities of AIM Intermediate Government Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in its net assets for the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and the financial highlights referred to above present fairly in all material respects, the financial position of AIM Intermediate Government Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.

                                               KPMG Peat Marwick LLP

Houston, Texas
February 7, 1996

                                                                       Trustees
                                                                     & Officers

BOARD OF TRUSTEES                 OFFICERS                     OFFICE OF THE FUND

Charles T. Bauer                  Charles T. Bauer             11 Greenway Plaza
Chairman and                      Chairman                     Suite 1919
Chief Executive Officer                                        Houston, TX 77046
A I M Management Group Inc.       Robert H. Graham
                                  President                    INVESTMENT ADVISOR
Bruce L. Crockett
Director, President, and          John J. Arthur               A I M Advisors, Inc.
Chief Executive Officer           Senior Vice President        11 Greenway Plaza
COMSAT Corporation                and Treasurer                Suite 1919
                                                               Houston, TX 77046
Owen Daly II                      Gary T. Crum
Director                          Senior Vice President        TRANSFER AGENT
Cortland Trust Inc.
                                  Carol F. Relihan             A I M Fund Services, Inc.
Carl Frischling                   Vice President and           P.O. Box 4739
Partner                           Secretary                    Houston, TX 77210-4739
Kramer, Levin, Naftalis,
Nessen, Kamin & Frankel           Dana R. Sutton               CUSTODIAN
                                  Vice President
Robert H. Graham                  and Assistant Treasurer      State Street Bank & Trust Co.
President and Chief                                            225 Franklin Street
Operating Officer                 Robert G. Alley              Boston, MA 02110
A I M Management Group Inc.       Vice President
                                                               COUNSEL TO THE FUND
John F. Kroeger                   Stuart W. Coco
Formerly, Consultant              Vice President               Ballard Spahr
Wendell & Stockel                                              Andrews & Ingersoll
Associates, Inc.                  Melville B. Cox              1735 Market Street
                                  Vice President               Philadelphia, PA 19103
Lewis F. Pennock
Attorney                          Karen Dunn Kelley            COUNSEL TO THE TRUSTEES
                                  Vice President
Ian W. Robinson                                                Kramer, Levin, Naftalis,
Consultant; Former Executive      Jonathan C. Schoolar         Nessen, Kamin & Frankel
Vice President and Chief          Vice President               919 Third Avenue
Financial Officer                                              New York, NY 10022
Bell Atlantic Management          P. Michelle Grace
Services, Inc.                    Assistant Secretary          DISTRIBUTOR

Louis S. Sklar                    David L. Kite                A I M Distributors, Inc.
Executive Vice President          Assistant Secretary          11 Greenway Plaza
Hines Interests                                                Suite 1919
Limited Partnership               Nancy L. Martin              Houston, TX 77046
                                  Assistant Secretary
                                                               AUDITORS
                                  Ofelia M. Mayo
                                  Assistant Secretary          KPMG Peat Marwick LLP
                                                               700 Louisiana
                                  Kathleen J. Pflueger         NationsBank Bldg.
                                  Assistant Secretary          Houston, TX 77002

                                  Samuel D. Sirko
                                  Assistant Secretary

                                  Stephen I. Winer
                                  Assistant Secretary

                                  Mary J. Benson
                                  Assistant Treasurer

REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Intermediate Government Fund Class A and Class B shares paid ordinary dividends in the amounts of $0.663 and $0.585 per share, respectively, to shareholders during the Fund's tax year ended December 31, 1995.

STATE INCOME TAX INFORMATION

Of the total income dividends paid, 29.97% for both Class A and Class B shares was derived from U.S. Treasury obligations.

[PHOTO OF 11 GREENWAY PLAZA]                                                 THE AIM FAMILY OF FUNDS(R)

                                                                             AGGRESSIVE GROWTH
                                                                             AIM Aggressive Growth Fund*
                                                                             AIM Constellation Fund
                                                                             AIM Global Aggressive Growth Fund

                                                                             GROWTH
                                                                             AIM Global Growth Fund
                                                                             AIM Growth Fund
                                                                             AIM International Equity Fund
                                                                             AIM Value Fund
                                                                             AIM Weingarten Fund

                                                                             GROWTH AND INCOME
                                                                             AIM Balanced Fund
                                                                             AIM Charter Fund

                                                                             INCOME AND GROWTH
                                                                             AIM Global Utilities Fund**

                                                                             HIGH CURRENT INCOME
                                                                             AIM High Yield Fund

                                                                             CURRENT INCOME
                                                                             AIM Global Income Fund
                                                                             AIM Income Fund

                                                                             CURRENT TAX-FREE INCOME
                                                                             AIM Municipal Bond Fund
                                                                             AIM Tax-Exempt Bond Fund of CT
                                                                             AIM Tax-Free Intermediate Shares

                                                                             CURRENT INCOME AND HIGH DEGREE
                                                                              OF SAFETY
                                                                             AIM Intermediate Government Fund***

                                                                             HIGH DEGREE OF SAFETY AND
                                                                              CURRENT INCOME
                                                                             AIM Limited Maturity Treasury Shares

                                                                             STABILITY, LIQUIDITY, AND
                                                                              CURRENT INCOME
                                                                             AIM Money Market Fund

                                                                             STABILITY, LIQUIDITY, AND
                                                                              CURRENT TAX-FREE INCOME
                                                                             AIM Tax-Exempt Cash Fund


                                                                             *AIM Aggressive Growth Fund was closed
                                                                             to new investors on July 18, 1995.
                                                                             **On May 1, 1995, AIM Utilities Fund
                                                                             broadened its investment strategy to
                                                                             permit up to 80% of its total assets
AIM Management Group has provided leadership                                 to be invested in foreign securities,
in the mutual fund industry since 1976 and                                   and was renamed AIM Global Utilities
currently manages approximately $42 billion                                  Fund. ***On September 25, 1995, AIM
in assets for more than 2 million shareholders,                              Government Securities Fund was renamed
including individual investors, corporate clients,                           AIM Intermediate Government Fund. For
and financial institutions. The AIM Family of                                more complete information about any
Funds(R) is distributed nationwide, and AIM                                  AIM Fund(s), including sales charges
today ranks among the nation's top 20 mutual                                 and expenses, ask your financial
fund companies in assets under management,                                   consultant or securities dealer for
according to Lipper Analytical Services, Inc.                                a free prospectus(es). Please read the
                                                                             prospectus(es) carefully before you
                                                                             invest or send money.


[AIM LOGO APPEARS HERE]                                                      --------------
                                                                               BULK RATE
A I M Distributors, Inc.                                                      U.S. POSTAGE
11 Greenway Plaza, Suite 1919                                                    PAID
Houston, TX 77046                                                             HOUSTON, TX
                                                                             Permit No.1919
                                                                             --------------